U. S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2004

MORTON INDUSTRIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-13198	38-0811650
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1021 West Birchwood, Morton, Illinois 61550
(Address of principal executive offices) (Zip Code)

(309-266-7176)
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Item 12. Results of Operations and Financial Condition
SIGNATURES
Press Release dated May 11, 2004

Item 12. Results of Operations and Financial Condition

Morton Industrial Group, Inc. released its results of operations for the quarterly period ended March 27, 2004 in a May 11, 2004 press release, a copy of which is attached to this Form 8-K as Exhibit 99.1.

Exhibit 99.1

Press Release dated May 11, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTON INDUSTRIAL GROUP, INC.
Date: May 14, 2004	By:	/s/ Rodney B. Harrison

Rodney B. Harrison Vice President of Finance